Exhibit 10.12

AMERICAN DISTRIBUTED GENERATION INC.

SUBSCRIPTION AGREEMENT

Dear Sir or Madam:

1.             Subscription.  The undersigned, intending to be legally bound, irrevocably subscribes for and agrees to purchase the aggregate number of shares of the common stock (“Common Stock”), par value $.001 per share (each a “Share” and collectively, the “Shares”), and warrants to purchase shares of Common Stock  (each a “Warrant” and collectively, the “Warrants”) of American Distributed Generation Inc., a Delaware corporation  (the “Company”), indicated on the signature page hereof, on the terms and conditions described herein and in the Confidential Private Placement Memorandum dated July 25, 2003 (which, together with all exhibits, attachments, amendments and supplements thereto, is referred to as the “Memorandum”). The undersigned has also completed the Accredited Investor Questionnaire attached to this Agreement.

The undersigned herewith delivers to the Company the consideration (“Purchase Price”) required to purchase the Shares and the Warrants subscribed for hereunder by wire transfer funds payable to: American Distributed Generation Inc., 45 First Avenue, Waltham, MA 02451. The minimum investment is for $50,000 unless otherwise determined in the discretion of the Company. The Shares and the Warrants will be issued in accordance with the terms and conditions set forth in the Memorandum. Capitalized terms not otherwise defined in this Agreement have the meanings specified in the Memorandum.

2.             Investor Representations, Warranties and Covenants. The undersigned hereby acknowledges, represents and warrants to, and agrees with the Company as follows:

(a)           The undersigned is acquiring the Shares and the Warrants for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Shares and the Warrants, and no other person has a direct or indirect beneficial interest in such Shares or Warrants;

(b)           The undersigned acknowledges its understanding that the offering and sale of the Shares and the Warrants is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and Rule 505 of Regulation D (“Regulation D”) promulgated thereunder and Section 4(6) of the Securities Act, and, in furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current needs and contingencies and has no need for liquidity with respect to the undersigned’s investment in the Shares and the Warrants.

(c)           The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The undersigned hereby certifies that the information set forth in the attached Accredited Investor Questionnaire is accurate and complete as of the date of this Agreement.

(d)           The undersigned:

(1)           has been furnished with a copy of the Memorandum and any other documents which have been made available upon request and the undersigned has carefully read the Memorandum and understands and has evaluated the risks of a purchase of the Shares and the Warrants, including the risks set forth under “Risk Factors” in the Memorandum; and has relied solely on the information contained in the Memorandum, and any supplemental written information furnished pursuant to Subsection (ii) below;

(2)           has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering of the Shares and the Warrants, and has been given the opportunity to obtain additional information necessary to satisfy the undersigned as to the accuracy of the information contained in the Memorandum to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense and has not been furnished with any other offering literature except as referred to in the Memorandum;

(3)           has not relied on any oral representation, warranty or information in connection with the Offering of the Shares and the Warrants by the Company, or any officer, employee, agent or affiliate of the Company;

(4)           has determined that the Shares and the Warrants are a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned’s investment therein;

(5)           has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Shares and the Warrants;

(e)           If the undersigned is a corporation, limited liability company, partnership, trust, qualified  plan or other entity, it is authorized and qualified to become a holder of the Shares and the Warrants, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so;

(f)           Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to issuance to the undersigned of the Shares and the Warrants, the undersigned will immediately furnish such revised or corrected information to the Company;

(g)           The foregoing acknowledgments, representations, warranties and agreements shall survive  the closing at which the Shares and the Warrants are issued;

(h)           The undersigned acknowledges that the undersigned has not purchased the Shares or the Warrants as a result of any general solicitation or general advertising; and

(i)           The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s prospective investment in the Company and will not cause such overall commitment to become excessive.

3.            Investor Awareness.  The undersigned acknowledges that:

(a)           No federal or state agency has passed upon the Shares or the Warrants or made any finding or determination as to the fairness of this investment;

(b)           There is no established market for the Shares or the Warrants and no assurance has been given that any public market for them will develop;

(c)           Neither the Shares nor the Warrants may be sold, pledged or otherwise transferred, except as may be permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom; and accordingly, the undersigned may be required to bear the financial risks of an investment in the Shares and the Warrants for an indefinite period of time;

(d)           The undersigned consents to (i) the placing of a legend substantially in the form set forth below on the certificates representing the Shares (or upon any certificates representing shares of Common Stock issued upon exercise of the Warrants) stating that the securities have not been registered and setting forth the restriction on transfer contemplated hereby, and (ii) the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares.

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended.  These shares have been acquired for investment and not with a view to distribution or resale and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such sales under the Securities Act of 1933, or an opinion of counsel for the corporation that registration is not required under such Act.

The shares represented by this certificate are also subject to the provisions of a certain Investor Rights Agreement dated July 25, 2003 and may not be transferred except in accordance with the provisions of that agreement.”

4.             Miscellaneous.

(a)           Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its affiliates, directors, officers, employees, agents and controlling persons (the Company and each such person being an “Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which such Indemnified Party may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

(b)           Modification.  Except as otherwise provided herein, neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(c)           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, covenants, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(d)           Entire Agreement.  This instrument contains the entire agreement of the parties and there are no representations, warranties, acknowledgments, covenants or other agreements except as stated or referred to herein.

(e)           Assignability.  This Agreement is not transferable or assignable by the undersigned.

(f)           Governing Law and Forum.  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Agreement shall be adjudicated before a court located in Middlesex County, Massachusetts and the parties hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in Boston, Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares or the Warrants, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company. In the event any such action is brought, whether at law or in equity, then the prevailing party shall be paid its reasonable attorney's fees, expenses and disbursements arising out of such action. The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Agreement or the Holder’s purchase of the Shares and the Warrants.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the day of

___________________, 2003.

Number of Shares and Warrants Subscribed for: ____________

Purchase Price:   $______________

Manner in which Title is to be held (Please Check One):

1.	☐	Individual

2.	☐	Joint Tenants with Right of Survivorship

3.	☐	Community Property

4.	☐	Tenants in Common

5.	☐	Corporation / Limited Liability Company / Partnership

6.	☐	IRA

7.	☐	Trust / Estate / Pension or Profit Sharing Plan
Date Opened: __________

8.	☐	As a Custodian for __________________ Under the Uniform Gift to Minors Act of the State of __________________

9.	☐	Married with Separate Property

10.	☐	Keogh

11.	☐	Tenants by the Entirety

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN

INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGES A4 AND A5

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGES A4 AND A6

EXECUTION BY NATURAL PERSONS

___________________________________

Exact Name in Which Title is to be Held

Name of Purchaser (Print)	Name of Additional Purchaser

Address	Address

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Signature of Purchaser	Signature of Additional Purchaser

ACCEPTED this     day of _______________, 2003 on behalf of the Company.

By:

Name:

Title:

EXECUTION BY SUBSCRIBER THAT IS AN ENTITY

(Corporation, Limited Liability Company, Partnership, Trust, Etc.)

________________________________________________________

Name of Entity (Please Print)

Date of Incorporation or Organization:  _________________________________________

State of Principal Offices: _____________________________________________________

Federal Taxpayer Identification Number: ________________________________________

By: ____________________________

Title: ____________________________

Attest: _________________________	Address: _________________________
(If Entity is a Corporation)

_________________________________

_________________________________
Taxpayer Identification Number

ACCEPTED this     day of _______________, 2003 on behalf of the Company.

By:	_______________________

Name:	_______________________

Title:	_______________________

ACCREDITED INVESTOR QUESTIONNAIRE

Please check the box below that best characterizes the person or entity subscribing for the Shares and the Warrants under the terms of the foregoing Subscription Agreement.

☐	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US $1,000,000.

☐
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐
an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of US $5,000,000.

☐	a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

☐
a trust with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

☐	an entity in which all of the equity owners are accredited investors.

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

☐
a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity.

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933.

☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed US $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors.

☐	any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐
any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.